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                         SHIRE PHARMACEUTICALS GROUP PLC
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22 December 2000


          SHIRE ANNOUNCES POSITIVE OUTCOME IN BIOCHEM PATENT LITIGATION

Andover, UK - 22 December 2000 - Shire Pharmaceuticals Group plc (LSE: SHP.L,
NASDAQ: SHPGY) announces a decision in favour of BioChem Pharma Inc in the patent dispute between BioChem and Emory University relating to 3TC-Registered Trademark-/Epivir-Registered Trademark-(lamivudine).

On 11 December 2000, Shire and BioChem announced they had entered into an agreement to merge the two groups to form a leading global specialty pharma company. As part of this announcement, information was provided regarding patent disputes between BioChem and Emory University, relating to US patent rights for lamivudine. In a decision yesterday, the US Board of Patent Appeals and Interferences invalidated Emory University's patent relating to lamivudine. Shire continues to review the detail of the decision but has not been advised of any intention by Emory to initiate any other action or appeal the decision.

Rolf Stahel, Chief Executive of Shire, commented "In evaluating the merger with BioChem, Shire investigated carefully the patent situation and sought advice from external counsel on the probability of an adverse ruling. Shire welcomes the decision of the US Patent Office."

A copy of the press announcement issued by BioChem is attached for your information.

FOR FURTHER INFORMATION PLEASE CONTACT:

Tina Terrell, Head of Medical Communications        +44 (0)1264 348 515
Shire Pharmaceuticals Group plc

Jonathan Birt (UK enquiries)                        +44 (0) 207 831 3113
Financial Dynamics

Brian Gill (US enquiries)                           +1 212 445 8000
BSMG

Jean Young                                          +1 212 455 0988
Financial Relations Board

NOTES TO EDITORS:
Epivir and 3TC are trademarks of the Glaxo Wellcome Group of Companies.

BIOCHEM PHARMA INC PRESS ANNOUNCEMENT MADE ON 21 DECEMBER 2000

"U.S. PATENT OFFICE INVALIDATES EMORY UNIVERSITY'S
PATENT FOR 3TC/EPIVIR
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LAVAL, QUEBEC, CANADA-- BioChem Pharma Inc. (NASDAQ: BCHE; TSE: BCH)
announced today that the U.S. Board of Patent Appeals and Interferences has invalidated Emory University's patent for 3TC-Registered
Trademark-/Epivir-Registered Trademark-(lamivudine).

The decision is the latest in a series of rulings around the world upholding BioChem's patent rights for 3TC/Epivir in patent disputes between BioChem and Emory University. Patent offices in Europe, Japan, Australia and Norway reviewed BioChem and Emory University's filings and universally decided in BioChem's favour.

"The decision by the U.S. Board of Patent Appeals and Interferences to invalidate Emory's patent underscores our long-held position that 3TC/Epivir was invented solely by BioChem scientists, including the late Prix Galien-winner, Dr. Bernard Belleau," said Dr. Francesco Bellini, BioChem Pharma's Chairman and Chief Executive Officer.

The U.S. Patent Office ruled that Emory was not entitled to its patent. Emory's patent was granted five years after BioChem Pharma received its pioneering patent covering 3TC/Epivir and one year after the company's licensee, Glaxo Wellcome, began selling the drug. The invalidated Emory patent was the basis of the infringement suit Emory filed in US District Court, Northern District of Georgia against BioChem and its licensee, Glaxo Wellcome; BioChem subsequently was granted a motion to stay the case pending the termination of the interference. BioChem is not aware at this time if Emory intends to appeal this decision.

Under agreement, BioChem Pharma receives royalties from Glaxo Wellcome on sales of 3TC/Epivir. Glaxo Wellcome has the right to develop, manufacture and sell 3TC/Epivir worldwide, except in Canada, where BioChem Pharma and Glaxo Wellcome have formed a commercialization partnership.

Epivir and 3TC are trademarks of the Glaxo Wellcome Group of Companies.

BioChem Pharma is an innovative and fast-growing biopharmaceutical company focused on infectious diseases and cancer.

STATEMENTS MADE IN THIS PRESS RELEASE INCLUDE FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOUR PROVISIONS OF THE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL EVENTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED HEREIN AND DEPEND ON A NUMBER OF FACTORS. INVESTORS SHOULD CONSULT THE CORPORATION'S ONGOING QUARTERLY FILINGS, ANNUAL REPORTS AND 20-F FILINGS FOR ADDITIONAL INFORMATION ON RISKS AND UNCERTAINTIES RELATING TO THESE FORWARD-LOOKING STATEMENTS. INVESTORS ARE CAUTIONED NOT TO RELY ON THESE FORWARD-LOOKING STATEMENTS. THE CORPORATION DOES NOT UNDERTAKE TO UPDATE THESE FORWARD-LOOKING STATEMENTS."


THE "SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

The Merger Agreement referred to in this announcement between Shire and BioChem requires the shareholder approval of Shire and BioChem and the solicitation of such approval has not yet commenced. This announcement is neither an offer to purchase nor the solicitation of an offer to sell any securities.

Statements in this press announcement regarding Shire's and BioChem's businesses which are not historical facts, including the potential benefits and synergies of the
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Merger, are "forward-looking statements" that involve risks and uncertainties.
These risks and uncertainties include the abilities of Shire and BioChem to consummate the Merger and realise the benefits and synergies outlined. In connection with the Merger, Shire will file a Proxy Statement with the US Securities and Exchange Commission ("SEC"). Other materials relating to the Merger will also be filed with the SEC. Investors are urged to read the Proxy Statement and other relevant documents to be filed with the SEC because they will include important information.

Materials filed with the SEC will be available electronically, without charge, at an internet site maintained by the SEC. The address of that site is http:/ www.sec.gov. In addition, the Proxy Statement filed with the SEC will be mailed to BioChem Shareholders and may be obtained without charge from Shire or BioChem upon request. Documents filed with the SEC with respect to the Merger may be obtained without charge from Shire's Head Office at East Anton, Andover, Hampshire, England.

Unless Shire otherwise determines, the Proxy Statement will not be sent, directly or indirectly, in or into, or by the use of the mails or any means or instrumentality (including without limitation, telephonically or electronically) of interstate or foreign commerce, or facilities of a national, state or other securities exchange of Australia or Japan and investors in Australia or Japan will not be capable of voting with respect to approving the Merger by any such use, means, instrumentality or facility and this announcement may not be distributed in any such jurisdictions.